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EXHIBIT 21.01
INFORMATION REGARDING SUBSIDIARIES OF THE REGISTRANT
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                                               Jurisdiction of              Name Under which
Name                                           Organization                 Subsidiary Does Business
----                                           ------------                 ------------------------
Entercom Boston 1 Trust                        Massachusetts                Entercom Boston, LLC

Entercom Boston, LLC                           Delaware                     Entercom Boston, LLC

Entercom Boston License, LLC                   Delaware                     Entercom Boston License, LLC

Entercom Buffalo, LLC                          Delaware                     Entercom Buffalo, LLC

Entercom Buffalo License, LLC                  Delaware                     Entercom Buffalo License, LLC

Entercom Communications Capital Trust          Delaware                     Entercom Communications Capital Trust

Entercom Delaware Holding Corporation          Delaware                     Entercom Delaware Holding Corporation

Entercom Equipment Holdings, LLC               Delaware                     Entercom Equipment Holdings, LLC

Entercom Gainesville, LLC                      Delaware                     Entercom Gainesville, LLC

Entercom Gainesville License, LLC              Delaware                     Entercom Gainesville License LLC

Entercom Greensboro, LLC                       Delaware                     Entercom Greensboro, LLC

Entercom Greensboro License, LLC               Delaware                     Entercom Greensboro License, LLC

Entercom Greenville, LLC                       Delaware                     Entercom Greenville, LLC

Entercom Greenville License, LLC               Delaware                     Entercom Greenville License, LLC

Entercom Kansas City, LLC                      Delaware                     Entercom Kansas City, LLC

Entercom Kansas City License, LLC              Delaware                     Entercom Kansas City License, LLC

Entercom Kansas City News License, LLC         Delaware                     Entercom Kansas City News License, LLC

Entercom Longview, LLC                         Delaware                     Entercom Longview, LLC

Entercom Longview License, LLC                 Delaware                     Entercom Longview License, LLC

Entercom Memphis, LLC                          Delaware                     Entercom Memphis, LLC

Entercom Memphis License, LLC                  Delaware                     Entercom Memphis License, LLC

Entercom Micanopy License, LLC                 Delaware                     Entercom Micanopy License, LLC
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
Entercom Milwaukee, LLC                        Delaware                     Entercom Milwaukee, LLC

Entercom Milwaukee License, LLC                Delaware                     Entercom Milwaukee License, LLC

Entercom New Orleans, LLC                      Delaware                     Entercom New Orleans, LLC

Entercom New Orleans License, LLC              Delaware                     Entercom New Orleans License, LLC

Entercom New York, Inc.                        New York                     Entercom New York, Inc.

Entercom Norfolk, LLC                          Delaware                     Entercom Norfolk, LLC

Entercom Norfolk License, LLC                  Delaware                     Entercom Norfolk License, LLC

Entercom Portland, LLC                         Oregon                       Entercom Portland, LLC

Entercom Portland License, LLC                 Oregon                       Entercom Portland License, LLC

Entercom Radio, LLC                            Delaware                     Entercom Radio, LLC

Entercom Rochester, LLC                        Delaware                     Entercom Rochester, LLC

Entercom Rochester License, LLC                Delaware                     Entercom Rochester License, LLC

Entercom Sacramento, LLC                       Delaware                     Entercom Sacramento, LLC

Entercom Sacramento License, LLC               Delaware                     Entercom Sacramento License, LLC

Entercom Scranton Wilkes-Barre, LLC            Delaware                     Entercom Scranton Wilkes-Barre, LLC

Entercom Seattle, LLC                          Delaware                     Entercom Seattle, LLC

Entercom Seattle License, LLC                  Delaware                     Entercom Seattle License, LLC

Entercom Seattle News License, LLC             Delaware                     Entercom Seattle New License, LLC

Entercom Wichita, LLC                          Delaware                     Entercom Wichita, LLC

Entercom Wichita License, LLC                  Delaware                     Entercom Wichita License, LLC
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